SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21 , 1998
                                                        (January 21, 1998)


                                PAYMENTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                       1-14224            75-2634185
(State or Other Jurisdiction   (Commission        (IRS Employer
of Incorporation)              File Number)       Identification No.)


     1601 Elm Street, Suite 800, Dallas, Texas                75201
     (Address of Principal Executive Offices)                (Zip Code)


                                  214-849-2000
              (Registrant's telephone number, including area code)


Item 5.  Other Events

         On January 21, 1998, Paymentech, Inc., a Delaware corporation ("Paymentech"), issued a press release announcing that it had sold its share in the joint venture PHH/Paymentech during the second quarter of fiscal 1998, which generated an after-tax gain of $3.4 million. In the same press release, Paymentech announced its earnings and results of operations for the second quarter of fiscal 1998. A copy of such press release is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

         Ex. 99   Press Release, dated January 21, 1998, of Paymentech, Inc.


                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 21 , 1998

                                     PAYMENTECH, INC.
                                          (Registrant)


                                     By: /s/ Philip E. Taken
                                         ___________________________
                                     Name:  Philip E. Taken
                                     Title: Chief Administrative Officer and
                                            General Counsel



                                 EXHIBITS


Ex. 99      Press Release, dated January 21, 1998, of Paymentech, Inc.